                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                  ----------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:   September 16, 1996
                                        ------------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)




          Virginia                         0-25762               54-1719855
--------------------------------        ------------         -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
    incorporation)                      File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
--------------------------------------------------           -------------------
(Address of principal executive offices)                          (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS.
               The August 1996 monthly Certificateholders Statements to investors were distributed September 16, 1996.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 28:

               1.   August Performance Summary
               2.   Series 1993-1 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               3.   Series 1993-3 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               4.   Series 1993-4 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               5.   Series 1994-2 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               6.   Series 1994-3 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               7.   Series 1994-4 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               8.   Series 1994-A Certificateholders' Statement for the month
                     of August 1996.
               9.   Series 1995-1 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               10.  Series 1995-2 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               11.  Series 1995-3 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               12.  Series 1995-4 Class A and Class B Certificateholder's
                     Statements for the month of August 1996.
               13. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of August 1996.

                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:   CAPITAL ONE BANK
                                              Servicer


                                        By:    /s/ David M. Willey
                                           ----------------------------
                                           David M. Willey
                                           Vice President
Date:  September 16, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                --------------




                                   EXHIBITS

                                      TO

                                   FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                SEQUENTIALLY
  EXHIBIT                                                                       NUMBERED
  NUMBER      EXHIBITS                                                          PAGE
  -------     --------                                                          ------------
    1         August Performance Summary                                             06

    2         Series 1993-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       08

    3         Series 1993-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       10

    4         Series 1993-4 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       12

    5         Series 1994-2 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       14

    6         Series 1994-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       16

    7         Series 1994-4 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       18

    8         Series 1994-A Certificateholder's Statement for
              the month of August 1996                                               20

    9         Series 1995-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1996                       21

    10        Series 1995-2 Class A and Class B Certificate-
              holder's Statements for the month of August 1996.                      23

    11        Series 1995-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1996.                      25

    12        Series 1995-4 Class A and Class B Certificate-
              holder's Statements for the month of August 1996.                      27

    13        Series 1996-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1996.                      29

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  AUGUST 1996

Beginning of the Month Principal Receivables :                                                                  8,721,020,263.54
                                                                                                            --------------------
Beginning of the Month Finance Charge Receivables :                                                               184,056,035.91
                                                                                                            --------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                            --------------------
Beginning of the Month Total Receivables :                                                                      8,905,076,299.45
                                                                                                            --------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                            --------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                            --------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                            --------------------

Additional Principal Receivables :                                                                                          0.00
                                                                                                            --------------------
Additional Finance Charge Receivables :                                                                                     0.00
                                                                                                            --------------------
Additional Total Receivables :                                                                                              0.00
                                                                                                            --------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                            --------------------

End of the Month Principal Receivables :                                                                        8,724,605,691.95
                                                                                                            --------------------
End of the Month Finance Charge Receivables :                                                                     183,953,293.39
                                                                                                            --------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                            --------------------
End of the Month Total Receivables :                                                                            8,908,558,985.34
                                                                                                            --------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                            --------------------
Invested Amount of all Master Trust Series                                                                      7,870,067,012.58
                                                                                                            --------------------

End of the Month Seller Percentage                                                                                    9.794582%
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  AUGUST 1996                                                            ACCOUNTS                    RECEIVABLES
                                                                                         --------                    -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                                  53,763                135,572,460.15
                                                                                     --------------         --------------------
   60 - 89 Days Delinquent                                                                  29,371                 78,223,744.00
                                                                                     --------------         --------------------
   90 + Days Delinquent                                                                     62,859                179,170,832.07
                                                                                     --------------         --------------------

   Total 30 + Days Delinquent                                                              145,993                392,967,036.22
                                                                                     --------------         --------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              4.41%
                                                                                                            --------------------

Defaulted Accounts During the Month                                                         13,774                 38,325,551.20
                                                                                     --------------         --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       5.27%
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  AUGUST 1996                                                         COLLECTIONS                    PERCENTAGES
                                                                                      -----------                    -----------
Total Collections and Gross Payment Rate                                            770,539,450.53                         8.65%
                                                                               --------------------         --------------------

Collections of Principal Receivables and Principal Payment Rate                     649,120,563.69                         7.44%
                                                                               --------------------         --------------------

   Prior Month Billed Finance Charge and Fees                                       111,256,033.01
                                                                               --------------------
   Amortized AMF Income                                                               3,854,973.05
                                                                               --------------------
   Interchange Collected                                                              5,218,590.45
                                                                               --------------------
   Recoveries of Charged Off Accounts                                                 2,327,455.50
                                                                               --------------------
   Collections of Discounted Receivables                                                      0.00
                                                                               --------------------

Collections of Finance Charge Receivables and Annualized Yield                      122,657,052.01                        16.88%
                                                                               --------------------         --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  AUGUST 1996

Beginning Unamortized AMF Balance                                                                                  20,651,431.75
                                                                                                            --------------------
 + AMF Slug for Added Accounts                                                                0.00
                                                                               --------------------
 + AMF Collections                                                                    2,616,807.88
                                                                               --------------------
 - Amortized AMF Income                                                               3,854,973.05
                                                                               --------------------
Ending Unamortized AMF Balance                                                                                     19,413,266.58
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD :  AUGUST 1996

Gross Principal Payment Rate                                                                 7.44%
                                                                               --------------------

May 17, 1994   3% Discount of Addition                                                                             50,184,973.92
                                                                                                            --------------------
   Total Discounted Receivables Collections as of Beginning of Month                 50,184,973.92
                                                                               --------------------
   Collections of Discounted Receivables Current Month                                        0.00
                                                                               --------------------
Discounted Receivables to be Collected                                                                                      0.00
                                                                                                            --------------------





                          CAPITAL ONE BANK
                          as Servicer


                          By :                    /s/ John Schmohl
                                                  ---------------------
                          Name :                  John Schmohl

                          Title :                 Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          4.3333333333
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             4.3333333333
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                               ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         4.5000000000
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            4.5000000000
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                               ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------


                            CAPITAL ONE BANK
                            as Servicer


                            By :                /s/ John Schmohl
                                                ------------------------------
                            Name :              John Schmohl
                            Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          4.0416666667
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             4.0416666667
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                               ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         4.3750000000
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            4.3750000000
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                               ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------


                             CAPITAL ONE BANK
                             as Servicer


                             By :                /s/ John Schmohl
                                                 ------------------------------
                             Name :              John Schmohl
                             Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          5.0416711166
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             5.0416711166
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                               ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         4.8333332967
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            4.8333332967
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                               ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------


                             CAPITAL ONE BANK
                             as Servicer


                             By :                /s/ John Schmohl
                                                 ------------------------------
                             Name :              John Schmohl
                             Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          4.9616711111
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             4.9616711111
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                               ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         5.7916666667
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            5.7916666667
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                                ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------


                             CAPITAL ONE BANK
                             as Servicer


                             By :                /s/ John Schmohl
                                                 ------------------------------
                             Name :              John Schmohl
                             Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          4.9972266573
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             4.9972266573
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                               ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         6.1250001228
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            6.1250001228
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                               ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                           54,303,682
                                                                                                               ---------------
F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                         54,303,682
                                                                                                               ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          5.6666666600
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             5.6666666600
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                               ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         5.9166666667
                                                                                                               ---------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            5.9166666667
                                                                                                               ---------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                               ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                               ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                               ---------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                               ---------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                               ---------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                               ---------------
E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                           59,880,240
                                                                                                               ---------------
F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                         59,880,224
                                                                                                               ---------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



 1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
 Payment Date is                                                                                                  3.1878576929
                                                                                                               ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of principal
 on the Investor Certificate is                                                                                   0.0000000000
                                                                                                               ---------------

 3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
 on the Investor Certificates                                                                                     3.1878576929
                                                                                                               ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on August 15, 1996
   per $1,000 Original Principal Amount                                                                          4.9883377778
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                             4.9883377778
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                              ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------
 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on August 15, 1996
   per $1,000 Original Principal Amount.                                                                         5.0861155556
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                            5.0861155556
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                              ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------
 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                          99,000,000
                                                                                                              ---------------
F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness
Holder on such Distribution Date, will be equal to                                                                 99,000,000
                                                                                                              ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on September 16, 1996
   per $1,000 Original Principal Amount                                                                          4.9172266667
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                             4.9172266667
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                              ---------------
B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on September 16, 1996
                                                                                                                49.1722666667
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                  49.1722666667
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                   0.0000000000
                                                                                                              ---------------
C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on September 16, 1996
                                                                                                               491.7226666667
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                 491.7226666667
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                   0.0000000000
                                                                                                              ---------------
D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
 1)The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on September 16, 1996
   per $1,000 Original Principal Amount.                                                                         5.0150045128
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                            5.0150045128
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                              ---------------
F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's
                                                                                                                         0.00
 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000                     ---------------
   Original Principal Amount
                                                                                                                 0.0000000000
 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                    ---------------
                                                                                                                         0.00
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will                ---------------
   have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
   Investment)
                                                                                                                 0.0000000000
 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates                 ---------------
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
                                                                                                                         0.00
 G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after      ---------------
 giving effect to any withdrawal from the Collateral Account) was equal to
                                                                                                                   26,250,000
H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving         ---------------
effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such Distribution Date, will be equal to
                                                                                                                   26,250,000
                                                                                                              ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on September 16, 1996
   per $1,000 Original Principal Amount                                                                          4.9527822262
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                             4.9527822262
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                              ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------
 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on September 16, 1996
   per $1,000 Original Principal Amount.                                                                         5.0505600000
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                            5.0505600000
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                              ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------
 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                          73,500,000
                                                                                                              ---------------
F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                        73,500,000
                                                                                                              ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on September 16, 1996
   per $1,000 Original Principal Amount                                                                          4.9066666667
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                             4.9066666667
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                              ---------------
B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------
 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on September 16, 1996
   per $1,000 Original Principal Amount.                                                                         4.9972266667
                                                                                                              ---------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                            4.9972266667
                                                                                                              ---------------
 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                              ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                           0.00
                                                                                                              ---------------
 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                     0.0000000000
                                                                                                              ---------------
 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                               0.00
                                                                                                              ---------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
   Investment)                                                                                                   0.0000000000
                                                                                                              ---------------
 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                              ---------------
E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                          52,500,000
                                                                                                              ---------------
F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                        52,500,000
                                                                                                              ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 1996, and with respect to the performance of the Trust during the month August, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount                                                                          4.2150000000
                                                                                                              ----------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                             4.2150000000
                                                                                                              ----------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                              ----------------
B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $10,000 Original Principal Amount                                                                        42.1500000000
                                                                                                              ----------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                  42.1500000000
                                                                                                              ----------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                   0.0000000000
                                                                                                              ----------------
C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 16, 1996
    per $100,000 Original Principal Amount                                                                      421.5000000000
                                                                                                              ----------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                 421.5000000000
                                                                                                              ----------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                   0.0000000000
                                                                                                              ----------------
D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
 1) The amount of Class A Investor Charge Off's                                                                   0.0000000000
                                                                                                              ----------------
 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                              ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                       0.0000000000
                                                                                                              ----------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                              ----------------
 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date         0.0000000000
                                                                                                              ----------------
E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 16, 1996
    per $1,000 Original Principal Amount.                                                                         4.2806250341
                                                                                                              ----------------
 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                            4.2806250341
                                                                                                              ----------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                              ----------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                   0.0000000000
                                                                                                              ----------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                     0.0000000000
                                                                                                              ----------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                       0.0000000000
                                                                                                              ----------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-1 Investor Certificateholder's
    Investment)                                                                                                   0.0000000000
                                                                                                              ----------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date         0.0000000000
                                                                                                              ----------------
G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                           59,150,000
                                                                                                              ----------------
H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                         59,150,000
                                                                                                              ----------------